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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2002

SCOTT'S LIQUID GOLD-INC.
(Exact name of Registrant as specified in its charter)

Colorado	0-12343	84-0920811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4880 Havana Street, Denver, CO		80239
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number: (303) 373-4860

Total pages: 5

Exhibit index at: 4

Item 5. Other Events.

        Scott's Liquid Gold-Inc. has announced the retirement of Carolyn J. Anderson from her positions as Executive Vice President, Chief Operating Officer, Corporate Secretary and Director. A press release concerning this matter is attached as Exhibit 1 to this Report.

Item 7. Financial Statements and Exhibits.

        The following exhibit is filed with this Report:

Exhibit No.	Document
1	Press Release of Scott's Liquid Gold-Inc. dated September 9, 2002 concerning the retirement of Carolyn J. Anderson.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scott's Liquid Gold-Inc. (Registrant)
Date: September 9, 2002	By:	Jeffry B. Johnson Chief Financial Officer and Treasurer Executive Officer

EXHIBIT INDEX

Exhibit No.	Document
1	Press Release of Scott's Liquid Gold-Inc. dated September 9, 2002 concerning the retirement of Carolyn J. Anderson.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX